UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 20, 2025

Abpro Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41224	87-1013956
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

68 Cummings Park Drive Woburn, MA	01801
(Address of principal executive offices)	(Zip Code)

1-800-396-5890

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Shares of Common Stock, par value $0.0001 per share	ABP	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50	ABPWW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 20, 2025, Abpro Holdings, Inc. (the “Company”), in connection with Jin Wook (Miles) Suk’s service as Chief Executive Officer of the Company, entered into a Consulting Agreement (the “Consulting Agreement”) with BioCelsus International Inc. (the “Consultant”), an entity wholly owned by Mr. Suk. The material terms and conditions of the Consulting Agreement are summarized below.

The term of the Consulting Agreement commences on March 3, 2025, the date the Company’s board of directors appointed Mr. Suk as Chief Executive Officer of the Company, and shall remain in full force and effect until terminated by mutual written agreement between the Company and the Consultant or by sixty days’ prior written notice by either party (the “Consulting Period”).

During the Consulting Period, the Consultant will provide the Company with business development and funding-related services as well as general matters related to the Company’s business operations.

The Company will compensate the Consultant with an annual base fee of $300,000, payable in bi-weekly installments, and a one-time grant of 500,000 Restricted Stock Units (“RSUs”) subject to the Company’s standard vesting schedule.

If the Consultant is involuntarily terminated within twelve months following a change of control of the Company, or when a change of control is imminent, under negotiation or reasonably foreseeable, the Consultant shall receive a lump-sum cash payment equal to three times the fair market value of all equity interests held by the Consultant in the Company at the time of such event based upon the average closing price of the Company’s common stock during the thirty trading days immediately preceding such termination.

The preceding description of the Consulting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Consulting Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Consulting Agreement dated July 20, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABPRO HOLDINGS, INC.

	By:	/s/ Miles Suk
	Name:	Miles Suk
	Title:	Chief Executive Officer

Dated: July 24, 2025

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